Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 1 Q4 & Full Year 2025 Update February 2026 Where Power Unlocks Compute 522 MW Leased | ~$13B Contracted Revenue | 2.4 GW HPC Portfolio

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 2 This presentation is for informational purposes only and contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) our ability to attract additional customers to lease our HPC data centers; (2) our ability to complete our data center campuses and future strategic growth initiatives in a timely manner or within anticipated cost estimates; (3) operational risks associated with our data centers and our ability to perform under our existing data center lease agreements; (4) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (5) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates;(6) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing);(8) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow our business and operations; and (9) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov. SAFE HARBOR STATEMENT

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 $1,479 (100) (225) $1,154 $268 $1,087 $1,300 ➢ Acquired Beowulf E&D – fully integrated power expertise ➢ Secured 400 MW Lake Hawkeye campus (NYISO) ➢ Scaled construction, origination, and cybersecurity teams FOUNDATION ➢ Established repeatable project financing model ➢ Financed WULF Compute and Flash Compute CAPITAL FORMATION ➢ Signed 366 MW Fluidstack leases at Lake Mariner ➢ Signed 168 MW Fluidstack lease at Abernathy JV ➢ Delivered first operational HPC capacity for Core42 PLATFORM 2025: Strategy Executed, Platform Scaled, Build Financed 3

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Who We Are Today Power-controlled AI platform | Diversified footprint 26% 74% BTC Mining HPC Contracted 870 MW (gross) POWER CONTROLLED In-house generation + load expertise Generation + load model CREDIT BACKED Long-term leases Investment-grade credit support REPEATABLE FINANCING Project debt Funded through completion 40% 35% 17% 8% NYISO PJM MISO SPP PRO FORMA CAPACITY MIX HPC PLATFORM DIVERSITY 4Pro forma MW mix includes gross contracted HPC capacity and ~212 MW of legacy nameplate bitcoin mining at Lake Mariner.

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Contracted Platform Snapshot ➢ Three long-term data center leases across two campuses Stable | Credit-Enhanced | Long-Duration ➢ Investment grade credit enhancement ➢ Stable, contracted NOI 522 MW 10 -25Y ~$815M CRITICAL IT LEASED BASE LEASE TERMS AVG. ANNUALIZED NOI ~$13B CONTRACTED REVENUE 5 (1) Includes TeraWulf’s 50.1% interest in Abernathy’s net operating income. Abernathy is not consolidated in TeraWulf’s financial statements; the investment is accounted for under the equity method, with TeraWulf’s proportionate share reflected as “equity in net income of investee, net of tax” in the consolidated statement of operations. (1)

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 $1,479 (100) (225) $1,154 $268 $1,087 $1,300 Lake Mariner Lake Hawkeye Abernathy JV (1) Justified Data Chesapeake Data Critical IT Capacity: The Metric That Matters Gross MWs measure scale. Critical IT MWs measure monetized execution. Market Contracted Pipeline NYISO NYISO SPP MISO PJM 537.5 - 120.0 - - 212.5 400.0 120.0 480.0 1,000.0 TOTAL – GROSS 657.5 2,212.5 $1,479 (100) (225) $1,154 $268 $1,087 $1,300 Lake Mariner Lake Hawkeye Abernathy JV (1) Justified Data Chesapeake Data Market Contracted Pipeline NYISO NYISO SPP MISO PJM 438.0 - 84.0 - - 182.0 320.0 168.0 384.0 800.0 TOTAL – CRITICAL IT 522.0 1,854.0 2,376 2,870 MW MW Total Platform (Gross) Total Platform (Critical IT) 6 ➢ Industry-leading PUE of 1.25 ➢ Lower PUE = higher efficiency, lower operating cost, and greater power to compute conversion – yielding more revenues and profitability per MW “Headline” MWs “Monetized” MWs (1) Abernathy figures represent TeraWulf’s 50.1% joint venture interest.

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Serial HPC Delivery Model Standardized | Repeatable | De-Risked ➢ WULF Den (2 MW) ➢ CB-1 (16 MW) ➢ CB-2A (21 MW) (1) DELIVERED TO DATE 2026 CONSTRUCTION 2027+ PIPELINE ➢ CB-2B (21 MW, Q1) ➢ CB-3 (42 MW, May) ➢ CB-4 (168 MW, Q3) ➢ CB-5 (168 MW, Q4) ➢ Abernathy JV (84 MW) ➢ Lake Mariner (182 MW) ➢ Lake Hawkeye (320 MW) ➢ Justified Data (384 MW) ➢ Chesapeake Data (800 MW) ➢ Abernathy JV Options (168 MW) 7 Capacity figures represent critical IT MWs. (1) CB-2A: 13 MW delivered in January 2026; 8 MW delivered in February 2026

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 ➢ Strong state and community support ➢ Recognized economic anchor project for the State 8 Justified Data: The Immediate Power Campus Hawesville, KY | 480 MW Campus in MISO 480 MW IMMEDIATE POWER ACTIVE HYPERSCALER DEMAND LOCAL ALIGNMENT EXPANSION OPTIONALITY ➢ Additional scalable capacity ➢ Grid-powered or on-site gen ➢ Active engagement with major hyperscalers ➢ Data room open; diligence process underway ➢ Targeting 2H 2027 delivery CUSTOMER DEMAND Capacity figures represent gross MWs.

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 ➢ 500 MW generation ➢ 250 MW battery storage ➢ 500 MW data center load 9 PHASE I ➢ Former coal-generation campus in NoVA corridor ➢ Designed to be a net contributor to Maryland grid reliability ➢ Supported by Governor Moore and MDE GENERATION + STORAGE + LOAD INTEGRATION Chesapeake Data: The Power + Load Differentiator Morgantown, MD | Net Generator Campus in PJM 1 GW ON-SITE GENERATION 1 GW DATA CENTER LOAD 500 MW BATTERY STORAGE ➢ 500 MW generation ➢ 250 MW battery storage ➢ 500 MW data center load PHASE II Capacity figures represent gross MWs.

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 2.4 GW Controlled HPC Platform Targeting +250–500 MW of New Critical IT Capacity Annually ➢ Evaluate hundreds of sites annually ➢ Advance only the power-advantaged opportunities ➢ Operate only in markets with regulatory clarity Multi-Market | Multi-Year Runway 522 MW 2.4 GW 5 SITES CONTRACTED CONTROLLED REGIONAL PORTFOLIO 10 Capacity figures represent critical IT MWs.

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Capacity figures represent critical IT MWs. Future deployment figures assume an incremental 250-500 MW annually and are subject to customer demand and regulatory approvals for power draw beyond existing interconnection agreements. (1) Abernathy figures represent TeraWulf’s 50.1% joint venture interest. 1 11 60 60 60 60 60 378 378 378 378 378 84 84 84 84 84 250 500 750 1,000 1,250 250 500 750 1,000 1,250 2026 2027 2028 2029 2030 Core42 (LMD) Fluidstack (LMD) Fluidstack (Abernathy) (1) Development - Low End Development - High End 1.0 – 1.5 GW 1.3 – 2.0 GW 1.5 – 2.5 GW 0.8 - 1.0 GW 1.8 – 3.0 GW Leased Capacity + Pipeline Contracted Capacity 522 MW LMD Expansion 182 MW Lake Hawkeye 320 MW Justified Data 384 MW Chesapeake Data 800 MW Abernathy JV Options 168 MW 2.4 GW Multi -Year Development Runway Control of sufficient sites to deliver +250–500 MW annually through 2030

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 The Constraint Our Structural Advantage ➢ Generation control • 2.4 GW controlled platform • Bring-your-own-generation model • Morgantown net generator campus ➢ Grid Infrastructure Expertise • 30+ years power market experience • Deep NYISO & PJM operating history • Flexible load proven in live markets ➢ 2025 Demand Response Performance • 238 dispatch events • 73 days active • 261 curtailment hours • 14.9 GWh curtailed ➢ Generation capacity ➢ Transmission interconnection ➢ Grid reliability & dispatchability Power Is The Constraint – And We Control It The next phase of AI infrastructure requires vertically integrated power strategy ➢ 250–500 MW of disciplined annual deployment ➢ De-risks power delivery for hyperscale tenants ➢ Positions TeraWulf as the leading power- integrated AI infrastructure operator What That Enables 12

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Capital Structure Funded through substantial completion ($ in millions) As of January 31, 2026 (1) Includes contingency (2) Reflects payments to EPC contractor, Hypertec. 50.1% Ownership Cash Justified Data Purchase Price Adjusted Cash Convertible Notes $500 (200) $300 $2,525 Cash DSRA + IDC Adjusted Cash Capex Spend Through Capex Spend Remaining (1) Senior Secured Notes WULF Compute (NY / NYISO) $3,023 (452) $2,571 $850 $2,377 $3,200 $1,479 (100) (225) $1,154 $268 $1,087 $1,300 Cash HoldCo LockBox DSRA + IDC + LOC Adjusted Cash Capex Spend Through Capex Spend Remaining (2) Senior Secured Notes Flash Compute (Texas / SPP) $1,479 (100) (225) $1,154 $268 $1,087 $1,300 $1,479 (100) (225) TBD $268 $1,087 $1,300 Justified Data (KY / MISO) $1,479 (100) (225 TBD $268 $1,087 $1,300 Chesapeake Data (MD / PJM) $1,479 (100) (225) TBD $268 $1,087 $1,300 Lake Hawkeye (NY / NYISO) 13 FUNDED PLATFORMS DEVELOPMENT PLATFORMS

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Financial Metric Q4 2025 Commentary Revenue $35.8M ➢ 29% QoQ decline driven by lower BTC price and higher network hash rate Gross HPC Lease Revenue $9.7M ➢ +35% QoQ from higher rent and pass-through revenue Adjusted EBITDA $(51.1)M ➢ Opex increased with HPC ramp ➢ SG&A increased with scaling workforce and milestone-based compensation Cash, Cash Equivalents, and Restricted Cash $3.7B ➢ Cash balance as of December 31, 2025 Net Debt1 $2.0B ➢ $2.5B Convertible Notes @ TeraWulf ➢ $3.2B Senior Secured Notes @ WULF Compute Q4 Financial Snapshot (1) Net debt is calculated as total debt of $5.7 billion (comprising $2.5 billion of Convertible Notes at TeraWulf and $3.2 billion of Senior Secured Notes at WULF Compute) less $3.7 billion of cash, cash equivalents, and restricted cash. 14

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 2026 Priorities – Execution Deliver Capacity | Secure Leases | Advance Pipeline ➢ Execute Kentucky lease ➢ Secure +250–500 MW new critical IT ➢ Advance NY & MD development ➢ Maintain capital discipline ➢ Deliver remaining contracted capacity 15

APPENDIX

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 $7.0 $22.0 $23.7 $5.9 $5.0 $6.0 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q1 2025 Q2 2025 3Q 2025 4Q25 Mining Margin HPC margin Q4 2025 Non-GAAP Segment Margin ($M) 1 ($4.7) $14.5 $18.1 ($51.1) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Non-GAAP Adjusted EBITDA ($M) (1) Calculated as Revenue less Cost of Revenue (exclusive of depreciation, inclusive of demand response proceeds) and Operating Expenses. (2) HPC Segment Margin adjusted for $1.2 million of tenant fit-out and $4.1 million of development and pre-revenue operating costs. 17 (2) WULF Quarterly Performance

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 WULF Compute Construction Progress Building & Data Hall Engineering Sitework & Foundation Cooler Yard Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Engineering Sitework & Foundation Building & Data Hall Engineering Sitework & Foundation Building & Data Hall Building & Data Hall Note: Estimated dates reflect current expectations, include impact of subsequent design and scope changes requested by tenants, and are subject to change. Coolers for CB-4 and CB-5 are on the roof (i.e., no separate yard needed). ➢ Wulf Den & CB-1 delivered ➢ CB-2A: 13 MW delivered in January 2026; 8 MW delivered in February 2026 ➢ CB-2B: 21 MW expected to be delivered in Q1 ➢ UPS installations for CB-1 and CB-2 are expected to be completed in May ➢ Critical IT capacity for CB-4 and CB-5 increased from 162 MW to 168 MW per building ➢ +$200 million incremental lease revenue now in financial plan Construction Updates CB-2 CB-3 CB-5 Estimated Lease Start Date CB-4 Q1 May Q3 Q4 Prior Current 3/15/26 7/31/26 12/31/26 11/30/25 None None / Immaterial None Expected None Expected Late Delivery Credits 18

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 85% Committed CapEx Top 5 Remaining CapEx2 Remaining CapEx Adjusted Committed CapEx WULF Compute1 CB-3 CB-4 CB-5 43% 28% 29% 51% 22% 27% 54% 23% 23% 88% 10% 2% (1) Includes La Lupa (CB-2) and Akela (CB-3 + CB-4 + CB-5) (2) Reflects the next five largest outstanding equipment purchase orders for each building, many of which have purchase orders executed. 19 WULF Compute Capex Summary ~80% of WULF Compute capex secured through committed spend and advanced procurement

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Fixed Costs 2026 Guidance SG&A $75 - 100 million Convertible Interest $24 million Total Fixed Costs $100 – 125 million 20 SG&A Compensation & Benefits Legal, Audit, Insurance All Other (T&E, IR, etc.) 2026 Fixed Operating Cost Guidance Fixed cost base positioned for operating leverage as contracted capacity scales

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Broad Universe of Potential Sites Broad Universe of Potential Sites Broad Universe of Potential Sites Broad Universe of Potential Sites Broad Universe of Potential Sites Infrastructure & Regulatory Screening Feasibility & Commercial Assessment Active Pursuit & Final Diligence Phase I 500 MW to 1GW Identify areas where infrastructure fundamentals align ✓ Proximity to generation and transmission ✓ Regional grid strength ✓ Land use and zoning compatibility ✓ State and utility regulatory environment Phase II 100 - 200 sites Remove speculative or constrained sites ✓ Interconnection capacity and cost ✓ Market and pricing dynamics ✓ Fiber availability and latency routes. ✓ Community receptivity Phase III 25 - 40 aligned sites Quantify buildability and alignment with strategic objectives ✓ Engineering, supply chain, and grid diligence ✓ Environmental and permitting assessments ✓ Stakeholder alignment ✓ Time to power Phase IV 5 - 10 pursued sites De-risk and advance high- confidence opportunities ✓ Land control ✓ Power agreement negotiations ✓ Final economic validation and stakeholder signoff Refined subset of locations technically and politically possible Comprehensive inventory of viable locations for screening Clear visibility into cost and execution risk 21 <1% advance to development HPC Pipeline Filtering 25+ years of experience driving disciplined site acquisition

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Statement of Operations Note: All values in thousands except number of shares and loss per common share 22 Year Ended December 31, 2025 2024 2023 Revenue Digital asset revenue 151,556 140,051 69,229 HPC lease revenue 16,899 — — Total revenue 168,455 140,051 69,229 Costs and expenses: Cost of revenue (exclusive of depreciation shown below) 82,663 62,608 27,315 Operating expenses 12,115 3,387 2,116 Operating expenses — related party 7,632 4,262 2,773 Selling, general and administrative expenses 139,465 57,883 23,693 Selling, general and administrative expenses — related party 8,292 12,695 13,325 Depreciation 88,597 59,808 28,350 Loss (gain) on fair value of digital assets, net 612 (2,200) — Realized gain on sale of digital assets — — (3,174) Impairment of digital assets — — 3,043 Change in fair value of contingent consideration 10,397 — — Loss on disposals of property, plant, and equipment, net 4,895 17,824 1,209 Total costs and expenses 354,668 216,267 98,650 Operating loss (186,213) (76,216) (29,421) Interest expense (80,248) (19,794) (34,812) Change in fair value of warrants and derivatives (429,793) — — Loss on extinguishment of debt — (6,300) — Other income 39,044 3,927 231 Loss before income tax and equity in net (loss) income of investee (657,210) (98,383) (64,002) Income tax provision (76) — — Equity in net (loss) income of investee, net of tax (4,130) 3,363 (9,290) Gain on sale of equity interest in investee — 22,602 — Loss from continuing operations (661,416) (72,418) (73,292) Loss from discontinued operations, net of tax — — (129) Net loss $ (661,416) $ (72,418) $ (73,421) Loss per common share: Continuing operations $ (1.66) $ (0.21) $ (0.35) Discontinued operations — — — Basic and diluted $ (1.66) $ (0.21) $ (0.35) Weighted average common shares outstanding: Basic and diluted 397,608,216 351,315,476 209,956,392

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Note: In thousands, except number of shares, per share amounts and par value 23 Balance Sheet December 31, 2025 December 31, 2024 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 3,266,389 $ 274,065 Restricted cash 189,933 — Accounts receivable 1,212 475 Digital assets 270 476 Prepaid expenses 6,272 2,493 Other receivables 3,395 3,799 Other current assets 10,802 123 Total current assets 3,478,273 281,431 Property, plant and equipment, net 1,507,699 411,869 Equity in net assets of investee 446,008 — Goodwill 55,457 — Operating lease right-of-use asset 103,975 85,898 Finance lease right-of-use asset 119,338 7,285 Restricted cash 266,453 — Deferred charges 572,888 — Other assets 8,091 1,028 TOTAL ASSETS $ 6,558,182 $ 787,511 LIABILITIES AND STOCKHOLDERS' EQUITY Dec 31, 2025 Dec 31, 2024 CURRENT LIABILITIES: Accounts payable 65,139 24,382 Accrued construction liabilities 102,582 16,520 Accrued compensation 1,717 4,552 Accrued interest 52,775 2,559 Accrued lessor costs 27,625 — Other accrued liabilities 44,828 2,414 Other amounts due to related parties 200 1,391 Current portion of deferred rent liability 58,184 — Current portion of operating lease liability 2,015 25 Current portion of finance lease liability 2 2 Warrant liabilities 844,698 — Current portion of long-term debt 46,316 — Short-term convertible notes 489,767 — Total current liabilities 1,735,848 51,845 Deferred rent liability, net of current portion 23,285 — Operating lease liability, net of current portion 22,309 3,427 Finance lease liability, net of current portion 289 292 Long-term debt 3,052,240 — Convertible notes 1,582,788 487,502 Deferred tax liabilities 76 — Other liabilities 902 — TOTAL LIABILITIES 6,417,737 543,066 STOCKHOLDERS' EQUITY: Preferred stock — 9,273 Common stock 444 404 Additional paid-in capital 1,285,202 685,261 Treasury stock (151,509) (118,217) Accumulated deficit (993,692) (332,276) Total stockholders' equity 140,445 244,445 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 6,558,182 $ 787,511

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Adjusted EBITDA Note: All values in thousands. The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measure” commencing on page 36, under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Dec 31, 2024, Form 10-K. 24 RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA Year Ended Dec 31, 2025 Year Ended Dec 31, 2024 Net loss $ (661,416) $ (72,418) Adjustments to reconcile net loss to non-GAAP Adjusted EBITDA: Loss from discontinued operations, net of tax — — Gain on sale of equity interest in investee — (22,602) Equity in net loss (income) of investee, net of tax 4,130 (3,363) Distributions from investee, related to Nautilus — 22,776 Income tax provision 76 — Other income (39,044) (3,927) Change in fair value of warrants and derivatives 429,793 — Loss on extinguishment of debt — 6,300 Interest expense 80,248 19,794 Loss on disposals of property, plant, and equipment, net 4,895 17,824 Change in fair value of contingent consideration 10,397 — Depreciation 88,597 59,808 Amortization of right-of-use asset 4,456 1,373 Stock-based compensation expense 50,909 30,927 Transaction-based compensation expense — 3,885 Related party expense to be settled with respect to common stock 2,375 — Beowulf E&D acquisition-related transaction costs 1,475 — Non-GAAP Adjusted EBITDA $ (23,109) $ 60,377

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 1. Dilution figures assume principal of $500M is repaid in cash and the cash value of the capped call is utilized to repurchase shares (based on the Treasury Method) 2. Dilution figures assume principal of $1,000M is repaid in cash and the cash value of the capped call is utilized to repurchase shares (based on the Treasury Method) 3. Dilution figures assume principal of $1,025M is repaid in cash 25 Outstanding 13.00$ 14.50$ 16.00$ 17.50$ 19.00$ 20.50$ 22.00$ 23.50$ Common Stock 418,682 418,682 418,682 418,682 418,682 418,682 418,682 418,682 418,682 2030 Convertible Notes (1) 907 6,913 11,792 15,836 19,240 22,147 24,657 26,847 2031 Convertible Notes (2) - - - - 1,016 6,829 11,850 16,229 2032 Convertible Notes (3) - - - - - 1,411 4,820 7,794 Preferred Stock, Convertible into Common Stock 1,215 1,215 1,215 1,215 1,215 1,215 1,215 1,215 1,215 Warrants to Purchase Common Stock $0.010 Exercise Price 73,722 73,665 73,671 73,676 73,680 73,683 73,686 73,688 73,691 $1.000 Exercise Price 4,659 4,301 4,338 4,368 4,393 4,414 4,432 4,447 4,461 $1.925 Exercise Price 6,329 5,392 5,489 5,568 5,633 5,688 5,735 5,775 5,811 Subtotal 84,710 83,358 83,498 83,611 83,705 83,785 83,852 83,911 83,962 Omnibus Incentive Plan Equity Awards - Unvested 15,596 15,596 15,596 15,596 15,596 15,596 15,596 15,596 15,596 Estimated Fully Diluted Shares 520,203 519,758 525,903 530,897 535,034 539,534 549,732 560,730 570,324 Estimated Diluted Shares at Various Share Prices (Based on the Treasury Method) TeraWulf Capitalization Table As of February 26, 2026